Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT is dated as of October 26, 2018 (this “First Amendment”), and entered into by and among CryoLife, Inc., a Florida corporation (the “Borrower”), the Guarantor Subsidiaries party hereto, the Lenders party hereto and Deutsche Bank AG New York Branch, as Administrative Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit and Guaranty Agreement, dated as of December 1, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time prior to the First Amendment Effective Date referred to below, the “Credit Agreement”), among the Borrower, the Guarantor Subsidiaries, the Lenders, the Administrative Agent, the Collateral Agent and the other parties named therein (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement); and

WHEREAS, pursuant to Sections 2.23 and 10.5 of the Credit Agreement, the Borrower, certain of the Lenders party hereto constituting no less than (i) all of the Lenders directly and adversely affected by the terms of this First Amendment and the transactions contemplated hereby and (ii) the Required Lenders (determined immediately prior to giving effect to this First Amendment) and the Administrative Agent agree to a decrease of the interest rate margins applicable to the Initial Term Loans under the Credit Agreement and certain other amendments as set forth herein, in each case subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A. Amendments to Credit Agreement.  On the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i)The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof in its entirety as follows:

“Applicable Margin” means:

(a) with respect to Initial Term Loans, (i) prior to the First Amendment Effective Date, a percentage per annum equal to (x) for Eurodollar Rate Loans, 4.00% and (y) for Base Rate Loans, 3.00% and (ii) on and after the First Amendment Effective Date, a percentage per annum equal to (x) for Eurodollar Rate Loans, 3.25% and (y) for Base Rate Loans, 2.25%;

(ii)Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:

“First Amendment” shall mean that certain First Amendment to Credit and Guaranty Agreement, dated as of October 26, 2018, among the Borrower, the Guarantor Subsidiaries, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

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(iii)Section 2.11(d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

“(d)Loan Call Protection.  At the time of the effectiveness of any Repricing Event that is consummated during the period commencing on or prior to the six month anniversary of the First Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with Initial Term Loans that are either repaid, converted or subjected to a pricing reduction or amendment (including the Initial Term Loans of any Non-Consenting Lender replaced pursuant to Section 2.23 in connection with such conversion or amendment) in connection with such Repricing Event, a fee in an amount equal to 1.0% of (i) in the case of a Repricing Event described in clause (a) of the definition thereof, the aggregate principal amount of all Initial Term Loans prepaid (or converted) in connection with such Repricing Event and (ii) in the case of a Repricing Event described in clause (b) of the definition thereof, the aggregate principal amount of all Initial Term Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Event.  Such fees shall be earned, due and payable upon the date of the effectiveness of such Repricing Event.”

(iv)Section 2.23 of the Credit Agreement is hereby amended by inserting the following text immediately following the last sentence thereof:

“Notwithstanding the foregoing, each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power of attorney will be coupled with an interest) to execute and deliver, on or after the First Amendment Effective Date (not giving effect to any notice requirement) such documentation as may be required to give effect to an assignment in accordance with Section 10.6 on behalf of a Non-Consenting Lender in connection with the First Amendment and any such documentation so executed by the Administrative Agent will be effective for purposes of documenting an assignment pursuant to Section 10.6, which power of attorney shall expire on the three-month anniversary hereof.”

B.Conditions Precedent. This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) when each of the conditions set forth in this Section B shall have been satisfied:

1.  The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (a) (i) the Borrower, (ii) each of the Guarantor Subsidiaries, (iii) the Administrative Agent, (iv) each Lender holding Initial Term Loans (other than a First Amendment Non-Consenting Lender (as defined below)) and (v) any Person that acquires any Initial Term Loans from any First Amendment Non-Consenting Lender as contemplated by Section B.6 below (that together with each Person described in clause (iv) constitute all of the Lenders directly and adversely affected by the terms of this First Amendment and the transactions contemplated hereby) and (b) the Required Lenders (determined immediately prior to giving effect to this First Amendment).

2.  The Borrower shall have (a) paid all fees and other amounts earned, due and payable to the Agents pursuant to that certain Engagement Letter, dated as of October 15, 2018 (the “Engagement Letter”), among the Borrower, Deutsche Bank Securities Inc., Deutsche Bank AG New York Branch, Capital One, National Association and Fifth Third Bank or any separate fee letter and (b) reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this First Amendment and any other out-of-pocket expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent as required to be paid or reimbursed pursuant to the Engagement Letter and the Credit Agreement.

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3.The Administrative Agent shall have received (x) a certificate of good standing with respect to each Credit Party from the Secretary of State (or similar official) of the State of such Credit Party’s organization, (y) a closing certificate executed by an Authorized Officer of the Borrower, dated the First Amendment Effective Date, certifying as to the accuracy (with respect to clauses (i), (ii) and (iii) of Section C.3, in all material respects) of the matters set forth in Section C.3 of this First Amendment and (z) a certificate executed by an Authorized Officer of the Borrower or the applicable Credit Party, dated the First Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer of a Credit Party executing this First Amendment or any other document delivered in connection herewith on behalf of any Credit Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each Credit Party, including all amendments thereto, as in effect on the First Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above, (B) a true and complete copy of, or certifying that there have been no changes to, the by-laws (or other applicable operating agreements) of each Credit Party as in effect on the First Amendment Effective Date and (C) a true and complete copy of resolutions duly adopted or written consents duly executed by the board of directors (or equivalent governing body or any committee thereof) of each Credit Party authorizing the execution, delivery and performance of this First Amendment and the performance of the Credit Agreement (as amended by this First Amendment) and the other Credit Documents and certifying that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect.

4.The Administrative Agent shall have received a solvency certificate in the form attached as Exhibit D to the Credit Agreement from the chief financial officer or other officer with equivalent duties of the Borrower certifying to the solvency of the Borrower and the Subsidiaries on a consolidated basis after giving effect to this First Amendment.

5.No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this First Amendment and the transactions contemplated hereby).

6.(x) The Initial Term Loans held by each Term Lender that has not executed and delivered a counterpart of this First Amendment to the Administrative Agent on or prior to 1:00 P.M. (New York City time) on October 23, 2018, and constitutes a Non-Consenting Lender as contemplated by Section 2.23 of the Credit Agreement (each, a “First Amendment Non-Consenting Lender”) shall have been assigned to an assignee Lender in accordance with Section 2.23 of the Credit Agreement, (y) any fees, costs and any other expenses in connection with such assignment arising under Section 2.18(c), 2.19 or 2.20 of the Credit Agreement (if any) shall have been paid in full or, in the case of transfer fees payable in connection with an assignment, waived by the Administrative Agent (it being understood that the Administrative Agent has waived the right to receive any processing and recordation fee as provided in Section 10.6(d) of the Credit Agreement in connection with this First Amendment and the transactions contemplated hereby), and (z) all accrued and unpaid interest on all Initial Term Loans of each First Amendment Non-Consenting Lender shall have been paid in full by the assignee Lender to such First Amendment Non-Consenting Lender in accordance with Section 2.23 of the Credit Agreement.

C.Other Terms.

1.Terms Related to Replacement. The parties hereto agree that (i) the Interest Periods applicable to the outstanding Revolving Loans and Initial Term Loans as of the First Amendment

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Effective Date shall not be affected by this First Amendment and (ii) the Borrower is exercising its rights under Section 2.23 of the Credit Agreement in connection with this First Amendment to require any First Amendment Non-Consenting Lender to assign all of its interests, rights and obligations under the Credit Documents to one or more assignees identified by the Borrower or the Administrative Agent, and the Administrative Agent shall coordinate the transfer of all such Initial Term Loans of each such First Amendment Non-Consenting Lender to the identified assignees, which transfers shall be effected in accordance with Section 10.6 of the Credit Agreement and shall be effective as of the First Amendment Effective Date, and each assignee acquiring Initial Term Loans in connection with such transfers shall have provided a signature page to this First Amendment consenting hereto with respect to such acquired Initial Term Loans.

2.Waiver. By execution of this First Amendment, each of the undersigned Lenders hereby waives the right to claim any compensation pursuant to Section 2.18 (to the extent any such right exists) as a result of assignments of the Initial Term Loans on the First Amendment Effective Date.

3.Credit Party Certifications. By execution of this First Amendment, each of the undersigned hereby certifies, on behalf of the applicable Credit Party and not in his/her individual capacity, that as of the First Amendment Effective Date:

(i)each Credit Party has the corporate or other organizational power and authority to execute and deliver this First Amendment and carry out the terms and provisions of this First Amendment and the Credit Agreement (as modified hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this First Amendment and performance of this First Amendment and the Credit Agreement (as modified hereby);

(ii) each Credit Party has duly executed and delivered this First Amendment and each of this First Amendment and the Credit Agreement (as modified hereby) constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general equitable principles, regardless of whether considered in a proceeding in equity or at law and principles of good faith and fair dealing;

(iii)the execution, delivery and performance by each Credit Party of this First Amendment and the consummation of the transactions contemplated by the First Amendment and the Credit Agreement (as modified hereby) do not and will not (i) (A) violate any of the Organizational Documents of such Credit Party or (B) otherwise require any approval of any stockholder, member or partner of such Credit Party, except for such approvals or consents which have been obtained or made; (ii) violate any provision of any law, rule, regulation, order, judgment or decree of any Governmental Authority applicable to or otherwise binding on such Credit Party, except to the extent such violation could not reasonably be expected to have a Material Adverse Effect; (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, or otherwise require any approval or consent of any Person under, (A) any Contractual Obligation of such Credit Party, except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, or (B) any Material Indebtedness, and in each case, except for such approvals or consents which have been obtained or made; or (iv) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Credit Party (other than any Liens created under any of the Credit Documents in favor of the Collateral Agent, on behalf of the Secured Parties, and Permitted Liens);

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(iv)the representations and warranties contained in the Credit Agreement (as modified hereby) and the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and

(v)no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby.

4.Amendment, Modification and Waiver. This First Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto and in accordance with the provisions of Section 10.5 of the Credit Agreement.

5.Entire Agreement. This First Amendment, the Credit Agreement (as modified hereby) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6.GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, INCLUDING THE VALIDITY, INTERPRETATION, CONSTRUCTION, BREACH, ENFORCEMENT OR TERMINATION HEREOF, AND WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.Severability. In case any provision in or obligation hereunder or any Note will be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, will not in any way be affected or impaired thereby. If any provision of this First Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

8.Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of a counterpart to this First Amendment by electronic means shall be as effective as delivery of an original counterpart hereof.

9.Submission to Jurisdiction. All judicial proceedings brought against any Credit Party arising out of or relating hereto or any other Credit Document, or any of the Obligations, will be brought in any state or Federal court of competent jurisdiction in the State, County and City of New York.  By executing and delivering this First Amendment, each Credit Party, for itself and in connection with its properties, irrevocably (a) accepts generally and unconditionally the exclusive jurisdiction and venue of such courts; (b) waives any defense of forum non conveniens; (c) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the applicable Credit Party at its address provided in accordance with Section 10.1 of the Credit Agreement; (d) agrees that service as provided in clause (c) above is sufficient to confer personal jurisdiction over the applicable Credit Party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect; and (e) agrees that the Agents and Lenders

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retain the right to serve process in any other manner permitted by law or to bring proceedings against any Credit Party in the courts of any other jurisdiction.

10.Waiver of Jury Trial.    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FIRST AMENDMENT, THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS FIRST AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH OF THE PARTIES HERETO WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

11.Reaffirmation.  By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that, as of the First Amendment Effective Date and after giving effect to this First Amendment, all Obligations of the Borrower shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this First Amendment, as of the First Amendment Effective Date and after giving effect to this First Amendment, the Collateral Documents continue to be in full force and effect, (B) agrees as of the First Amendment Effective Date that all of the Liens and security interests created and arising under each Collateral Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Credit Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Credit Documents (as amended by this First Amendment) and (C) as of the First Amendment Effective Date affirms and confirms all of its obligations and liabilities under the Credit Agreement (as modified hereby) and each other Credit Document (including this First Amendment), in each case after giving effect to this First Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets constituting Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Collateral Documents, and acknowledges and agrees that as of the First Amendment Effective Date such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement (as modified hereby) and the other Credit Documents, in each case after giving effect to this First Amendment; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this First Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

12.Assignments.  The Borrower and the Administrative Agent hereby consent to each assignment of Initial Term Loans made by any First Amendment Non-Consenting Lender or Joint Lead Arranger (or Affiliate thereof) to any assignee in connection with the replacement of any First Amendment Non-Consenting Lender (to the extent the applicable assignee has been identified on a list approved by the Borrower on or prior to the date of allocation of the Initial Term Loans to such assignee).

13.Miscellaneous.  This First Amendment shall constitute a Credit Document for all purposes of the Credit Agreement (as modified hereby) and the other Credit Documents.  The provisions

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of this First Amendment are deemed incorporated as of the First Amendment Effective Date into the Credit Agreement as if fully set forth therein.  Except as specifically amended by this First Amendment, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this First Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

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Exhibit 10.1

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Amendment as of the date first set forth above.

BORROWER:

CRYOLIFE, Inc.

By: /s/ D. Ashley Lee

Name: D. Ashley Lee

Title:Executive Vice President, Chief Operating Officer, Chief Financial Officer & Treasurer

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

GUARANTOR SUBSIDIARIES:

CRYOLIFE INTERNATIONAL, INC.

ON-X LIFE TECHNOLOGIES HOLDINGS, INC.

ON-X LIFE TECHNOLOGIES, INC.

AURAZYME PHARMACEUTICALS INC.

By: /s/ D. Ashley Lee

Name: D. Ashley Lee

Title: President and Chief Financial Officer

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:/s/ Maria Guinchard

Name: Maria Guinchard

Title: Vice President

By: /s/ Marguerite Sutton

Name: Marguerite Sutton

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

AIB DEBT MANAGEMENT, LIMITED

By: /s/ David Smith

Name: David Smith

Title:Senior Vice President, Investment Advisor to AIB Debt Management, Limited

By: /s/ Ellen Kenneally

Name: Ellen Kenneally

Title:Vice President, Investment Advisor to AIB Debt Management, Limited

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

APEX CREDIT CLO 2015-II LTD

By: Apex Credit Partners,
its Asset Manager

By: /s/ Andrew Stern

Name: Andrew Stern

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

APEX CREDIT CLO 2017 LTD

By: Apex Credit Partners,
its Asset Manager

By: /s/ Andrew Stern

Name: Andrew Stern

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

APEX CREDIT CLO 2017-II LTD

By: Apex Credit Partners,
its Asset Manager

By: /s/ Andrew Stern

Name: Andrew Stern

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

JFIN CLO 2014 LTD

By: Apex Credit Partners LLC,
as Portfolio Manager

By:/s/ Andrew Stern

Name: Andrew Stern

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

JFIN CLO 2014-II LTD

By: Apex Credit Partners LLC,
as Portfolio Manager

By: /s/ Andrew Stern

Name: Andrew Stern

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

JFIN CLO 2015 LTD

By: Apex Credit Partners LLC,
as Portfolio Manager

By: /s/ Andrew Stern

Name: Andrew Stern

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ELEVATION CLO 2017-6, LTD

ELEVATION CLO 2017-7, LTD

ELEVATION CLO 2017-8, LTD

ELEVATION CLO 2018-9, LTD

By: /s/ Doug Schwartz

Name: Doug Schwartz

Title: Investment Operations

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BARINGS CLO LTD. 2015-I

BARINGS CLO LTD. 2016-I

BARINGS CLO LTD. 2016-III

BARINGS CLO LTD. 2017-I

BABSON CLO LTD. 2014-I

BABSON CLO LTD. 2016-II

BARINGS CLO LTD. 2018-II

BARINGS CLO LTD. 2018-III

BARINGS CLO LTD. 2015-II

By: Barings LLC as Collateral Manager

By: /s/ Kevin Rate

Name: Kevin Rate

Title: Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

C.M. LIFE INSURANCE COMPANY

MASSACHUSETTS MUTUAL INSURANCE COMPANY

ARROWOOD INDEMNITY COMPANY

ARROWOOD INDEMNITY COMPANY AS ADMINISTRATOR OF THE PENSION PLAN OF ARROWOOD INDEMNITY COMPANY

By: Barings LLC as Investment Adviser

By:/s/ Kevin Rate

Name: Kevin Rate

Title: Director

G.A.S. (CAYMAN) LIMITED, acting solely in its capacity as Trustee of Serengeti (Loan Fund), a series trust of the Multi Strategy Umbrella Fund Cayman

By:Barings LLC as Investment Manager and attorney-in-fact

By: /s/ Kevin Rate

Name: Kevin Rate

Title: Director

The foregoing is executed on behalf of the Serengeti (Loan Fund), organized under a Supplemental Trust Deed, dates as of September 21, 2017, as amended from time to time.  The obligation of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee.  The total liability of the Trustee shall be limited to the amount of the trust property.

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLACKROCK FLOATING RATE INCOME TRUST

By:BlackRock Advisors, LLC, its Investment Advisor

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLACKROCK LIMITED DURATION INCOME TRUST

By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MAGNETITE XIV-R, LIMITED

By:BlackRock Financial Management, its Investment Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MAGNETITE XIX LIMITED

By:BlackRock Financial Management, Inc. as Asset Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MAGNETITE XVII, LIMITED

By:BlackRock Financial Management, Inc., as Interim Investment Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MAGNETITE XVIII, LIMITED

By:BlackRock Financial Management, Inc., its Collateral Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MAGNETITE XX, LIMITED

By:BlackRock Financial Management, Inc., as Portfolio Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

US OPPORTUNISTIC FLOATING RATE INCOME MASTER FUND LIMITED

By:BlackRock Financial Management, Inc., its Investment Advisor

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ABR REINSURANCE LTD.

By:BlackRock Financial Management, Inc., its Investment Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLACKROCK CREDIT STRATEGIES INCOME FUND OF BLACKROCK FUNDS V

By: BlackRock Advisors, LLC,
its Investment Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLACKROCK DEBT STRATEGIES FUND, INC.

By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLACKROCK FLOATING RATE INCOME PORTFOLIO OF BLACKROCK FUNDS V

By: BlackRock Advisors, LLC,
its Investment Advisor

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.

By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLACKROCK GLOBAL LONG/SHORT CREDIT FUND OF BLACKROCK FUNDS IV

By: BlackRock Advisors, LLC,
its Investment Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLACKROCK SENIOR FLOATING RATE PORTFOLIO

By:BlackRock Investment Management, LLC, its Investment Advisor

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

FIXED INCOME OPPORTUNITIES NERO, LLC

By:BlackRock Financial Management Inc., its Investment Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

JPMBI RE BLACKROCK BANKLOAN FUND

By:BlackRock Financial Management Inc., as Sub-Advisor

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MAGNETITE XV, LIMITED

By:BlackRock Financial Management, Inc., as Investment Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MAGNETITE XVI, LIMITED

By:BlackRock Financial Management, Inc., as Portfolio Manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

NC GARNET FUND, L.P.

By: NC Garnet Fund (GenPar), LLC,
its general partner

By:BlackRock Financial Management, Inc., its manager

By: /s/ Gina Forziati

Name: Gina Forziati

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Matthew Corrado

Name: Matthew Corrado

Title: Duly Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

CITIZENS BANK N.A.

By: /s/ Madeline Villanueva

Name: Madeline Villanueva

Title: Associate

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ATRIUM IX

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ATRIUM XI

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ATRIUM XIII

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING X, LTD.

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XII, LTD.

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XIV, LTD.

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XV, LTD.

By:Credit Suisse Asset Management, LLC, as Portfolio Manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XVI, LTD.

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XVII, LTD.

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XX, LTD.

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XXI, LTD.

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XXII, LTD.

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XXIV, LTD.

By:Credit Suisse Asset Management, LLC, as Collateral Manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XXVII, LTD.

By:Credit Suisse Asset Management, LLC, as Asset Manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XXVIII, LTD.

By:Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MADISON PARK FUNDING XXX, LTD.

By:Credit Suisse Asset Management, LLC, as Portfolio Manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ONE ELEVEN FUNDING I, LTD.

By:Credit Suisse Asset Management, LLC, as Portfolio Manager

By: /s/ Thomas Flannery

Name: Thomas Flannery

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

CRESTLINE DENALI CAPITAL, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.

By: /s/ Kelli C. Marti

Name: Kelli C. Marti

Title: Chief Credit Officer

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

CRESTLINE DENALI CAPITAL, L.P., collateral manager for DENALI CAPITAL CLO XII, LTD.

By: /s/ Kelli C. Marti

Name: Kelli C. Marti

Title: Chief Credit Officer

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

CRESTLINE DENALI CAPITAL, L.P., collateral manager for CRESTLINE DENALI CLO XIV, LTD.

By: /s/ Kelli C. Marti

Name: Kelli C. Marti

Title: Chief Credit Officer

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

CRESTLINE DENALI CAPITAL, L.P., collateral manager for CRESTLINE DENALI CLO XVI, LTD.

By: /s/ Kelli C. Marti

Name: Kelli C. Marti

Title: Chief Credit Officer

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

VIBRANT CLO III, LTD.

By: DFG Investment Advisers, Inc.

By: /s/ Roberta Goss

Name: Roberta Goss

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

VIBRANT CLO IV, LTD.

By: DFG Investment Advisers, Inc.,
as Collateral Manager

By: /s/ Roberta Goss

Name: Roberta Goss

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

VIBRANT CLO V, LTD.

By: DFG Investment Advisers, Inc.,
as Collateral Manager

By: /s/ Roberta Goss

Name: Roberta Goss

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

VIBRANT CLO VI, LTD.

By: Vibrant Credit Partners LLC,
as Portfolio Manager

By: /s/ Roberta Goss

Name: Roberta Goss

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

VIBRANT CLO VII, LTD.

By: Vibrant Credit Partners, LLC,
as Portfolio Manager

By: /s/ Roberta Goss

Name: Roberta Goss

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

VIBRANT CLO VIII, LTD.

By: Vibrant Credit Partners, LLC,
as Portfolio Manager

By: /s/ Roberta Goss

Name: Roberta Goss

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

AGF FLOATING RATE INCOME FUND

By: Eaton Vance Management,
as Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BRIGHTHOUSE FUNDS TRUST I - BRIGHTHOUSE/EATON VANCE FLOATING RATE PORTFOLIO

By: Eaton Vance Management,
as Investment Sub-Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE CLO 2013-1 LTD.

By: Eaton Vance Management,
as Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE CLO 2014-1R, LTD.

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE CLO 2015-1 LTD.

By: Eaton Vance Management,
as Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE CLO 2018-1, LTD.

By: Eaton Vance Management,
as Portfolio Manager

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE FLOATING RATE PORTFOLIO

By: Boston Management and Research,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE FLOATING-RATE 2022 TARGET TERM TRUST

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE FLOATING-RATE INCOME PLUS FUND

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE FLOATING-RATE INCOME TRUST

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE INTERNATIONAL (CAYMAN ISLANDS) FLOATING-RATE INCOME PORTFOLIO

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE LIMITED DURATION INCOME FUND

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE SENIOR FLOATING-RATE TRUST

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE SENIOR INCOME TRUST

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE US LOAN FUND 2016 A SERIES TRUST OF GLOBAL CAYMAN INVESTMENT TRUST

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EATON VANCE VT FLOATING-RATE INCOME FUND

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO

By: Eaton Vance Management,
as Investment Sub-Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

SENIOR DEBT PORTFOLIO

By: Boston Management and Research,
as Investment Advisor

By: /s/ Michael Brotthof

Name: Michael Brotthof

Title: Vice President

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLACKSTONE / GSO FLOATING RATE ENHANCED INCOME FUND

By:GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BRISTOL PARK CLO, LTD

By: /s/ Thomas Iannarone

Name: Thomas Iannarone

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

GILBERT PARK CLO, LTD.

By:GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

GREENWOOD PARK CLO LTD.

By:GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

LONG POINT PARK CLO LTD.

By:GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

STEWART PARK CLO, LTD.

By:GSO / Blackstone Debt Funds Management LLC,
as Collateral Manager

By: /s/ Thomas Iannarone

Name: Thomas Iannarone

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BAYSIDE SMALL CAP SENIOR LOANS IV SPV, LLC

By: H.I.G. WhiteHorse Capital, LLC,
its Designated Manager

By: /s/ Richard Siegel

Name: Richard Siegel

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ING CAPITAL LLC

By: /s/ Laetitia Thate

Name: Laetitia Thate

Title: Managing Director

By: /s/ Andrew Isaacs

Name: Andrew Isaacs

Title: Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ICG US CLO 2014-1, LTD.

By: /s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ICG US CLO 2014-2, LTD.

By: /s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ICG US CLO 2014-3, LTD.

By: /s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ICG US CLO 2015-1, LTD.

By: /s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ICG US CLO 2015-2, LTD.

By: /s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ICG US CLO 2016-1, LTD.

By: /s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ICG US CLO 2017-1, LTD.

By: /s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ICG US CLO 2017-2, LTD.

By: /s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ICG US CLO 2018-1, LTD.

By: /s/ Seth Katzenstein

Name: Seth Katzenstein

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

JANUS HENDERSON MULTI SECTOR INCOME FUND

By: /s/John Lloyd

Name: John Lloyd

Title:  PM

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MACKENZIE FLOATING RATE INCOME FUND

MACKENZIE FLOATING RATE INCOME ETF

IG MACKENZIE FLOATING RATE INCOME FUND

By: /s/ Seth Katzenstein

Name: Daniel Cooper

Title: VP Investments

By: /s/ Seth Katzenstein

Name: Felix Wong

Title: VP Investments

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MONROE CAPITAL MML CLO VI, LTD.

By:Monroe Capital Management LLC, as Asset Manager and Attorney-in Fact

By: /s/ Jeff Williams

Name: Jeff Williams

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MONROE CAPITAL MML CLO 2017-1, LTD.

By:Monroe Capital Management LLC, as Collateral Manager and Attorney-in Fact

By: /s/ Jeff Williams

Name: Jeff Williams

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

AIG FLEXIBLE CREDIT FUND

By: /s/ Kyle Jennings

Name: Kyle Jennings

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

DUNHAM FLOATING RATE BOND FUND

By: /s/ Kyle Jennings

Name: Kyle Jennings

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

NEWFLEET CLO 2016-1, LTD.

By: /s/ Kyle Jennings

Name: Kyle Jennings

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

VIRTUS NEWFLEET SENIOR FLOATING RATE FUND

By: /s/ Kyle Jennings

Name: Kyle Jennings

Title: Managing Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ARCH STREET CLO, LTD.

By: /s/ Scott D’Orsi

Name: Scott D’Orsi

Title: Portfolio Manager

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ROYAL BANK OF CANADA

By: /s/ Suzanne Kaicher

Name: Suzanne Kaicher

Title:___________________________________Attorney-in-Fact Royal Bank of Canada

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

THL CREDIT LOGAN JV SPV I LLC

By: THL Credit Logan JV LLC,
its Designated Manager

By: /s/ Chris Flynn

Name: Chris Flynn

Title: Director

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

YORK CLO-4 LTD.

By: /s/ Kevin M. Carr

Name: Kevin M. Carr

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

YORK CLO-2 LTD.

By: /s/ Kevin M. Carr

Name: Kevin M. Carr

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

YORK CLO-3 LTD.

By: /s/ Kevin M. Carr

Name: Kevin M. Carr

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

YORK CLO-5 LTD.

By: /s/ Kevin M. Carr

Name: Kevin M. Carr

Title: Authorized Signatory

[Signature Page to CryoLife, Inc. First Amendment to Credit and Guaranty Agreement]